CONTACT:  David P. Williams

(513) 762-6901

Chemed Reports Third-Quarter 2023 Results – Increases Full Year Guidance

CINCINNATI, October 25, 2023—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2023, versus the comparable prior-year period.

Changes to Non-GAAP Metrics

Chemed uses certain non-GAAP metrics such as EBITDA, Adjusted EBITDA, Adjusted net income and Adjusted Diluted Earnings per Share, to provide additional context and perspective to reported operational results.

Chemed’s previously reported non-GAAP metrics during the four sequential quarters from September 30, 2022 through June 30, 2023 excluded the 12-month pandemic-related licensed healthcare professional retention bonus (Retention Program).

Starting with the September 30, 2023 quarter, Chemed is no longer excluding the cost of the Retention Program when presenting non-GAAP operating metrics in current or prior periods.

In the September 30, 2023 quarter, there is zero expense related to the Retention Program.  In the September 30, 2022 quarter, the pretax and after-tax Retention Program expense was $9.6 million and $7.1 million, respectively.

For the nine months ended September 30, 2023 pretax and after-tax expense for the retention program is $23.8 million and $18.0 million, respectively.  For the nine months ended September 30, 2022 pretax and after-tax expense for the Retention Program was $9.6 million and $7.1 million, respectively.

Results for Quarter Ended September 30, 2023

•	Revenue increased 7.2% to $565 million
•	GAAP Diluted Earnings-per-Share (EPS) of $4.93, an increase of 30.4%
•	Adjusted Diluted EPS of $5.32, an increase of 24.9%

VITAS segment operating results:

•	Net Patient Revenue of $334 million, an increase of 12.5%
•	Average Daily Census (ADC) of 18,859, an increase of 9.4%
•	Admissions of 15,774, an increase of 7.5%
•	Net Income, excluding certain discrete items, of $42.6 million, an increase of 63.1%
•	Adjusted EBITDA, excluding Medicare Cap, of $54.9 million, an increase of 53.4%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 16.5%, an increase of 441-basis points

Roto-Rooter segment operating results:

•	Revenue of $231 million, an increase of 0.4%
•	Net Income, excluding certain discrete items, of $49.0 million, a decrease of 0.6%
•	Adjusted EBITDA of $66.9 million, a decline of 3.7%
•	Adjusted EBITDA margin of 29.0%, a decline of 124-basis points

VITAS

VITAS net revenue was $334 million in the third quarter of 2023, which is an increase of 12.5% when compared to the prior year period.  This revenue increase is comprised primarily of a 9.4% increase in days-of-care and a geographically weighted average Medicare reimbursement rate increase of approximately 2.7%.  Acuity mix shift positively impacted revenue growth 24-basis points in the quarter when compared to the prior-year revenue and level-of-care mix.  The combination of Medicare Cap and other contra revenue changes increased revenue growth by approximately 20-basis points.

In the third quarter of 2023, VITAS accrued $0.13 million in Medicare Cap billing limitations.  This compares to a $0.6 million Medicare Cap billing limitation in the third quarter of 2022.

Of VITAS’ 30 Medicare provider numbers, 25 provider numbers have a trailing 12-month Medicare Cap cushion of 10% or greater, two provider numbers have a cushion between 5% and 10%, one provider number has a cushion between 0% and 5%, and two provider numbers have a trailing 12-month Medicare Cap billing limitation totaling $8.5 million.

Average revenue per patient per day in the third quarter of 2023 was $196.43 which is 296-basis points above the prior-year period. Reimbursement for routine home care and high acuity care averaged $172.52 and $1,026.48, respectively.  During the quarter, high acuity days-of-care were 2.8% of total days of care, an increase of 5-basis points when compared to the prior-year quarter.

The third quarter 2023 gross margin, excluding Medicare Cap, was 24.0%.  This compares to the prior year gross margin of 19.3%, excluding Medicare Cap.

Selling, general and administrative expenses were $25.3 million in the third quarter of 2023 and compares to $21.6 million in the prior-year quarter.  Adjusted EBITDA, excluding Medicare Cap,

totaled $54.9 million in the quarter, an increase of 53.4%.  Adjusted EBITDA margin in the quarter, excluding Medicare Cap, was 16.5%, which is 441-basis points above the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $231 million in the third quarter of 2023, an increase of 0.4%, when compared to the prior-year quarter.

Roto-Rooter branch commercial revenue in the quarter totaled $56.8 million, an increase of 1.5%, over the prior year.  This aggregate commercial revenue growth consisted of drain cleaning revenue declining 4.2%, plumbing increasing 1.8%, excavation increasing 11.9%, and water restoration increasing 2.0%.

Roto-Rooter branch residential revenue in the quarter totaled $155 million, an increase of 0.3%, over the prior-year period.  This aggregate residential revenue growth consisted of drain cleaning decreasing 6.7%, plumbing increasing 0.3%, excavation expanding 3.2%, and water restoration increasing 4.3%.

Roto-Rooter’s gross margin in the quarter was 52.9%, a 45-basis point decline when compared to the third quarter of 2022.  Adjusted EBITDA in the third quarter of 2023 totaled $66.9 million, a decrease of 3.7%.  The Adjusted EBITDA margin in the quarter was 29.0%, which is 124-basis points below the prior year period.

Chemed Consolidated

As of September 30, 2023, Chemed had total cash and cash equivalents of $173 million and no current or long-term debt.

In June 2022, Chemed entered into a five-year $550 million Amended and Restated Credit Agreement (Credit Agreement).  This Credit Agreement consisted of a $100 million amortizable term loan and a $450 million revolving credit facility. The interest rate on this Credit Agreement has a floating rate that is currently SOFR plus 100-basis points.  The Company paid off the remaining portion of the term loan in the second quarter of 2023.  There is approximately $405 million of undrawn borrowing capacity under the Credit Agreement after excluding $45 million for Letters of Credit.

During the quarter, the Company repurchased 28,457 shares of Chemed stock for $14.3 million which equates to a cost per share of $504.07.  As of September 30, 2023, there was approximately $60 million of remaining share repurchase authorization under its plan.

Guidance for 2023

VITAS 2023 revenue, prior to Medicare Cap, is estimated to increase 9.3% to 9.5% when compared to 2022.  Forecasted revenue growth is negatively impacted by 75-basis points as a result of the sequestration relief in the first half of 2022 compared to a full year of sequestration in 2023.

ADC is estimated to increase 7.3% to 7.5%.  Full year adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 15.4% to 15.7%.  The total pretax cost of the Retention Program in 2023 is estimated at $23.8 million, reducing adjusted EBITDA margin by 180-basis points.  We are currently estimating $8 million for Medicare Cap billing limitations in calendar year 2023.

Roto-Rooter is forecasted to achieve full-year 2023 revenue growth of 1.6% to 2.0%. Roto-Rooter’s adjusted EBITDA margin for 2023 is expected to be 28.4% to 28.6%.

Based upon the above, full-year 2023 earnings per diluted share, excluding: non-cash expense for stock options, tax benefits from stock option exercises, costs related to litigation, and other discrete items, is estimated to be in the range of $19.82 to $20.02.  This guidance includes $1.18 per share of after-tax costs related to the 2023 portion of the Retention Program.

This revised 2023 guidance compares to previous guidance, as recast to no longer exclude costs associated with the Retention Program, of $18.72 to $18.92.  Current 2023 guidance assumes an effective corporate tax rate on adjusted earnings of 23.6% and a diluted share count of 15.2 million shares.  Chemed’s 2022 adjusted earnings per diluted share was $18.78, including $0.97 per share for  costs associated with the 2022 portion of the Retention Program.

Conference Call

As previously disclosed, Chemed will host a conference call and webcast at 10 a.m., ET, on Thursday October 26, 2023, to discuss the company's quarterly results and to provide an update on its business. Participants may access a live webcast of the conference call through the investor relations section of Chemed’s website, Investor Relations Home | Chemed Corporation or the hosting website https://edge.media-server.com/mmc/p/9eyhbp68.

Participants may also register via teleconference at: https://register.vevent.com/register/BIf6283da8a767485ab88786d7ddfffa28.

Once registration is completed, participants will be provided with a dial-in number containing a personalized conference code to access the call. All participants are instructed to dial-in 15 minutes prior to the start time.

A  taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. You may access the replay via webcast through the investor relations section of Chemed’s website.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary.  VITAS provides daily hospice services to approximately 18,400 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of  qualified nurses,  other healthcare professionals and  licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of  Business by  Segment" or "Risk Factors" in Chemed’s  most recent  report on  form 10-Q  or 10-K and its other filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Service revenues and sales	$564,532	$526,472	1,678,505	$1,588,309
Cost of services provided and goods sold	362,358	346,934	1,107,256	1,020,307
Selling, general and administrative expenses (aa)	99,602	83,992	294,684	261,799
Depreciation	12,858	12,154	37,778	37,006
Amortization	2,521	2,520	7,548	7,558
Other operating expense/(income)	343	15	2,064	(530)
Total costs and expenses	477,682	445,615	1,449,330	1,326,140
Income from operations	86,850	80,857	229,175	262,169
Interest expense	(444)	(1,271)	(2,766)	(2,983)
Other income/(expense)--net (bb)	6,859	(3,115)	8,365	(11,907)
Income before income taxes	93,265	76,471	234,774	247,279
Income taxes	(18,307)	(19,598)	(52,318)	(59,781)
Net income	$74,958	$56,873	$182,456	$187,498
Earnings Per Share
Net income	$4.97	$3.82	$12.14	$12.55
Average number of shares outstanding	15,075	14,888	15,034	14,935
Diluted Earnings Per Share
Net income	$4.93	$3.78	$12.02	$12.41
Average number of shares outstanding	15,200	15,042	15,178	15,114

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$91,792	$85,118	$281,426	$269,118
Long-term incentive compensation	3,553	2,050	7,817	4,877
Market value adjustments related to deferred
compensation trusts	4,257	(3,176)	5,441	(12,196)
Total SG&A expenses	$99,602	$83,992	$294,684	$261,799

(bb) Other income/(expense)--net comprises (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Market value adjustments related to deferred
compensation trusts	$4,257	$(3,176)	$5,441	$(12,196)
Interest income	2,600	62	2,863	288
Other	2	(1)	61	1
Total other income/(expense)--net	$6,859	$(3,115)	$8,365	$(11,907)

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	September 30,
	2023	2022
Assets
Current assets
Cash and cash equivalents	$173,150	$7,781
Accounts receivable less allowances	168,031	121,662
Inventories	12,511	10,469
Prepaid income taxes	11,337	27,526
Prepaid expenses	29,510	31,431
Total current assets	394,539	198,869
Investments of deferred compensation plans held in trust	104,410	90,097
Properties and equipment, at cost less accumulated depreciation	205,462	193,705
Lease right of use asset	123,353	131,430
Identifiable intangible assets less accumulated amortization	92,768	102,103
Goodwill	584,977	579,887
Other assets	56,570	60,104
Total Assets	$1,562,079	$1,356,195
Liabilities
Current liabilities
Accounts payable	$56,508	$77,170
Current portion of long-term debt	-	5,000
Income taxes	5,135	-
Accrued insurance	61,122	56,732
Accrued compensation	74,865	67,230
Accrued legal	6,626	653
Short-term lease liability	37,615	39,813
Other current liabilities	55,348	51,552
Total current liabilities	297,219	298,150
Deferred income taxes	30,381	33,590
Long-term debt	-	95,850
Deferred compensation liabilities	102,815	89,873
Long-term lease liability	99,346	105,594
Other liabilities	13,075	11,722
Total Liabilities	542,836	634,779
Stockholders' Equity
Capital stock	37,013	36,670
Paid-in capital	1,254,356	1,100,161
Retained earnings	2,362,928	2,141,418
Treasury stock, at cost	(2,637,102)	(2,559,141)
Deferred compensation payable in Company stock	2,048	2,308
Total Stockholders' Equity	1,019,243	721,416
Total Liabilities and Stockholders' Equity	$1,562,079	$1,356,195

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Nine Months Ended September 30,
	2023	2022
Cash Flows from Operating Activities
Net income	$182,456	$187,498
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	45,326	44,564
Stock option expense	22,376	19,343
(Benefit)/provision for deferred income taxes	(8,232)	10,408
Noncash long-term incentive compensation	6,637	4,343
Litigation settlements	2,050	-
Noncash directors' compensation	1,444	1,170
Amortization of debt issuance costs	500	247
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
(Increase)/decrease in accounts receivable	(27,843)	16,166
Increase in inventories	(2,239)	(360)
Decrease in prepaid expenses	781	1,257
Decrease in accounts payable and
other current liabilities	(15,815)	(15,765)
Change in current income taxes	12,314	(10,277)
Net change in lease assets and liabilities	(892)	313
Increase in other assets	(8,622)	(42,424)
Increase/(decrease) in other liabilities	11,426	(6,555)
Other sources/(uses)	69	(241)
Net cash provided by operating activities	221,736	209,687
Cash Flows from Investing Activities
Capital expenditures	(45,075)	(39,066)
Proceeds from sale of fixed assets	506	2,037
Business combinations, net of cash acquired	(3,994)	(2,044)
Other uses	(409)	(841)
Net cash used by investing activities	(48,972)	(39,914)
Cash Flows from Financing Activities
Payments on other long-term debt	(97,500)	(1,250)
Proceeds from other long-term debt	-	100,000
Proceeds from exercise of stock options	58,277	17,128
Purchases of treasury stock	(27,769)	(101,539)
Dividends paid	(17,446)	(16,391)
Change in cash overdrafts payable	16,182	5,535
Capital stock surrendered to pay taxes on stock-based compensation	(5,446)	(12,497)
Debt issuance costs	-	(1,584)
Payments on revolving line of credit	-	(299,400)
Proceeds from revolving line of credit	-	116,500
Other uses	(38)	(1,389)
Net cash used by financing activities	(73,740)	(194,887)
Increase/(decrease) in Cash and Cash Equivalents	99,024	(25,114)
Cash and cash equivalents at beginning of year	74,126	32,895
Cash and cash equivalents at end of year	$173,150	$7,781

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2023 (a)
Service revenues and sales	$333,728	$230,804	$-	$564,532
Cost of services provided and goods sold	253,731	108,627	-	362,358
Selling, general and administrative expenses	25,256	55,141	19,205	99,602
Depreciation	5,009	7,836	13	12,858
Amortization	26	2,495	-	2,521
Other operating (income)/expense	(53)	396	-	343
Total costs and expenses	283,969	174,495	19,218	477,682
Income/(loss) from operations	49,759	56,309	(19,218)	86,850
Interest expense	(52)	(131)	(261)	(444)
Intercompany interest income/(expense)	4,935	3,040	(7,975)	-
Other income—net	849	34	5,976	6,859
Income/(loss) before income taxes	55,491	59,252	(21,478)	93,265
Income taxes	(11,160)	(8,925)	1,778	(18,307)
Net income/(loss)	$44,331	$50,327	$(19,700)	$74,958

2022 (b)
Service revenues and sales	$296,536	$229,936	$-	$526,472
Cost of services provided and goods sold	239,755	107,179	-	346,934
Selling, general and administrative expenses	21,581	53,225	9,186	83,992
Depreciation	5,281	6,855	18	12,154
Amortization	26	2,494	-	2,520
Other operating expense/(income)	26	(11)	-	15
Total costs and expenses	266,669	169,742	9,204	445,615
Income/(loss) from operations	29,867	60,194	(9,204)	80,857
Interest expense	(44)	(91)	(1,136)	(1,271)
Intercompany interest income/(expense)	4,842	2,371	(7,213)	-
Other income/(expense)—net	26	36	(3,177)	(3,115)
Income/(loss) before income taxes	34,691	62,510	(20,730)	76,471
Income taxes	(8,605)	(14,924)	3,931	(19,598)
Net income/(loss)	$26,086	$47,586	$(16,799)	$56,873

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2023 (a)
Service revenues and sales	$965,066	$713,439	$-	$1,678,505
Cost of services provided and goods sold	770,470	336,786	-	1,107,256
Selling, general and administrative expenses	71,248	171,966	51,470	294,684
Depreciation	14,907	22,830	41	37,778
Amortization	78	7,470	-	7,548
Other operating (income)/expense	(15)	2,079	-	2,064
Total costs and expenses	856,688	541,131	51,511	1,449,330
Income/(loss) from operations	108,378	172,308	(51,511)	229,175
Interest expense	(154)	(387)	(2,225)	(2,766)
Intercompany interest income/(expense)	14,393	8,652	(23,045)	-
Other income—net	1,109	96	7,160	8,365
Income/(loss) before income taxes	123,726	180,669	(69,621)	234,774
Income taxes	(28,503)	(38,315)	14,500	(52,318)
Net income/(loss)	$95,223	$142,354	$(55,121)	$182,456

2022 (b)
Service revenues and sales	$893,506	$694,803	$-	$1,588,309
Cost of services provided and goods sold	694,528	325,779	-	1,020,307
Selling, general and administrative expenses	67,181	165,162	29,456	261,799
Depreciation	16,894	20,058	54	37,006
Amortization	76	7,482	-	7,558
Other operating (income)/expense	(929)	399	-	(530)
Total costs and expenses	777,750	518,880	29,510	1,326,140
Income/(loss) from operations	115,756	175,923	(29,510)	262,169
Interest expense	(142)	(319)	(2,522)	(2,983)
Intercompany interest income/(expense)	14,181	6,751	(20,932)	-
Other income/(expense)—net	183	107	(12,197)	(11,907)
Income/(loss) before income taxes	129,978	182,462	(65,161)	247,279
Income taxes	(32,199)	(43,867)	16,285	(59,781)
Net income/(loss)	$97,779	$138,595	$(48,876)	$187,498

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2023
Net income/(loss)	$44,331	$50,327	$(19,700)	$74,958
Add/(deduct):
Interest expense	52	131	261	444
Income taxes	11,160	8,925	(1,778)	18,307
Depreciation	5,009	7,836	13	12,858
Amortization	26	2,495	-	2,521
EBITDA	60,578	69,714	(21,204)	109,088
Add/(deduct):
Intercompany interest expense/(income)	(4,935)	(3,040)	7,975	-
Interest income	(847)	(34)	(1,719)	(2,600)
Stock option expense	-	-	5,495	5,495
Long-term incentive compensation	-	-	3,553	3,553
Litigation settlement	-	300	-	300
Adjusted EBITDA	$54,796	$66,940	$(5,900)	$115,836

2022
Net income/(loss)	$26,086	$47,586	$(16,799)	$56,873
Add/(deduct):
Interest expense	44	91	1,136	1,271
Income taxes	8,605	14,924	(3,931)	19,598
Depreciation	5,281	6,855	18	12,154
Amortization	26	2,494	-	2,520
EBITDA	40,042	71,950	(19,576)	92,416
Add/(deduct):
Intercompany interest expense/(income)	(4,842)	(2,371)	7,213	-
Interest income	(27)	(35)	-	(62)
Stock option expense	-	-	4,676	4,676
Long-term incentive compensation	-	-	2,050	2,050
Direct costs related to COVID-19	-	-	89	89
Adjusted EBITDA	$35,173	$69,544	$(5,548)	$99,169

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2023
Net income/(loss)	$95,223	$142,354	$(55,121)	$182,456
Add/(deduct):
Interest expense	154	387	2,225	2,766
Income taxes	28,503	38,315	(14,500)	52,318
Depreciation	14,907	22,830	41	37,778
Amortization	78	7,470	-	7,548
EBITDA	138,865	211,356	(67,355)	282,866
Add/(deduct):
Intercompany interest expense/(income)	(14,393)	(8,652)	23,045	-
Interest income	(1,046)	(96)	(1,720)	(2,862)
Stock option expense	-	-	22,376	22,376
Long-term incentive compensation	-	-	7,817	7,817
Litigation settlements	-	2,056	-	2,056
Adjusted EBITDA	$123,426	$204,664	$(15,837)	$312,253
2022
Net income/(loss)	$97,779	$138,595	$(48,876)	$187,498
Add/(deduct):
Interest expense	142	319	2,522	2,983
Income taxes	32,199	43,867	(16,285)	59,781
Depreciation	16,894	20,058	54	37,006
Amortization	76	7,482	-	7,558
EBITDA	147,090	210,321	(62,585)	294,826
Add/(deduct):
Intercompany interest expense/(income)	(14,181)	(6,751)	20,932	-
Interest income	(181)	(107)	-	(288)
Stock option expense	-	-	19,343	19,343
Long-term incentive compensation	-	-	4,877	4,877
Direct costs related to COVID-19	310	988	89	1,387
Medicare cap sequestration adjustment	138	-	-	138
Adjusted EBITDA	$133,176	$204,451	$(17,344)	$320,283

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net income as reported	$74,958	$56,873	$182,456	$187,498
Add/(deduct) pre-tax cost of:
Stock option expense	5,495	4,676	22,376	19,343
Long-term incentive compensation	3,553	2,050	7,817	4,877
Amortization of reacquired franchise agreements	2,352	2,352	7,056	7,056
Litigation settlements	300	-	2,056	-
Medicare cap sequestration adjustment	-	-	-	138
Direct costs related to COVID-19	-	89	-	1,387
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(1,326)	(1,474)	(6,443)	(5,923)
Tax impact of deferred tax rate change	(4,241)	-	(4,241)	-
Excess tax benefits on stock compensation	(225)	(450)	(3,376)	(4,390)
Adjusted net income	$80,866	$64,116	$207,701	$209,986

Diluted Earnings Per Share As Reported
Net income	$4.93	$3.78	$12.02	$12.41
Average number of shares outstanding	15,200	15,042	15,178	15,114

Adjusted Diluted Earnings Per Share
Adjusted net income	$5.32	$4.26	$13.68	$13.89
Average number of shares outstanding	15,200	15,042	15,178	15,114

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

Three Months Ended September 30,			Nine Months Ended September 30,
OPERATING STATISTICS	2023	2022	2023	2022
Net revenue ($000) (c)
Homecare	$287,389	$256,253	$832,554	$771,520
Inpatient	27,818	24,526	84,312	75,714
Continuous care	22,032	18,600	63,054	57,717
Other	3,562	3,240	9,738	9,461
Subtotal	$340,801	$302,619	$989,658	$914,412
Room and board, net	(2,646)	(2,513)	(8,317)	(6,796)
Contractual allowances	(4,302)	(2,952)	(10,650)	(8,992)
Medicare cap allowance	(125)	(618)	(5,625)	(5,118)
Net Revenue	$333,728	$296,536	$965,066	$893,506
Net revenue as a percent of total before Medicare cap allowance
Homecare	84.3%	84.7%	84.1%	84.4%
Inpatient	8.2	8.1	8.5	8.3
Continuous care	6.5	6.1	6.4	6.3
Other	1.0	1.1	1.0	1.0
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.8)	(0.8)	(0.8)	(0.7)
Contractual allowances	(1.3)	(1.0)	(1.1)	(1.0)
Medicare cap allowance	-	(0.2)	(0.6)	(0.6)
Net Revenue	97.9%	98.0%	97.5%	97.7%
Days of care
Homecare	1,391,377	1,271,678	4,018,469	3,796,954
Nursing home	287,785	264,407	833,112	771,921
Respite	7,292	6,635	19,211	18,098
Subtotal routine homecare and respite	1,686,454	1,542,720	4,870,792	4,586,973
Inpatient	25,493	23,435	76,987	71,177
Continuous care	23,071	20,097	65,630	61,981
Total	1,735,018	1,586,252	5,013,409	4,720,131

Number of days in relevant time period	92	92	273	273
Average daily census ("ADC") (days)
Homecare	15,124	13,823	14,720	13,908
Nursing home	3,128	2,874	3,052	2,828
Respite	79	72	70	66
Subtotal routine homecare and respite	18,331	16,769	17,842	16,802
Inpatient	277	255	282	261
Continuous care	251	218	240	227
Total	18,859	17,242	18,364	17,290

Total Admissions	15,774	14,680	47,564	45,945
Total Discharges	15,328	14,603	45,837	46,139
Average length of stay (days)	103.1	106.2	100.8	104.9
Median length of stay (days)	17.0	17.0	16.0	16.0

ADC by major diagnosis
Cerebro	42.0%	39.3%	42.2%	38.5%
Neurological	14.7	22.0	15.9	22.3
Cancer	10.6	10.7	10.6	11.0
Cardio	16.4	15.4	16.1	15.6
Respiratory	7.2	7.2	7.1	7.3
Other	9.1	5.4	8.1	5.3
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	26.6%	25.9%	26.3%	24.2%
Neurological	8.8	12.4	9.9	12.7
Cancer	26.1	26.6	26.0	26.2
Cardio	16.0	14.9	16.2	14.8
Respiratory	9.7	9.5	10.1	10.3
Other	12.8	10.7	11.5	11.8
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	1.3%	1.0%	1.1%	1.0%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	36.4	33.8	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	33.8	24.9	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022
(unaudited)

(a)	Included in the results of operations for 2023 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2023
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(5,495)	$(5,495)
	Long-term incentive compensation	-	-	(3,553)	(3,553)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Litigation settlements	-	(300)	-	(300)
	Pretax impact on earnings	-	(2,652)	(9,048)	(11,700)
	Excess tax benefits on stock compensation	-	-	225	225
	Tax impact of deferred tax rate change	1,772	3,559	(1,090)	4,241
	Income tax benefit on the above	-	412	914	1,326
	After-tax impact on earnings	$1,772	$1,319	$(8,999)	$(5,908)

		Nine Months Ended September 30, 2023
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(22,376)	$(22,376)
	Long-term incentive compensation	-	-	(7,817)	(7,817)
	Amortization of reacquired franchise agreements	-	(7,056)	-	(7,056)
	Litigation settlements	-	(2,056)	-	(2,056)
	Pretax impact on earnings	-	(9,112)	(30,193)	(39,305)
	Excess tax benefits on stock compensation	-	-	3,376	3,376
	Tax impact of deferred tax rate change	1,772	3,559	(1,090)	4,241
	Income tax benefit on the above	-	2,123	4,320	6,443
	After-tax impact on earnings	$1,772	$(3,430)	$(23,587)	$(25,245)

(b)	Included in the results of operations for 2022 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2022
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(4,676)	$(4,676)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Long-term incentive compensation	-	-	(2,050)	(2,050)
	Direct costs related to COVID-19	-	-	(89)	(89)
	Pretax impact on earnings	-	(2,352)	(6,815)	(9,167)
	Excess tax benefits on stock compensation	-	-	450	450
	Income tax benefit on the above	-	623	851	1,474
	After-tax impact on earnings	$-	$(1,729)	$(5,514)	$(7,243)

		Nine Months Ended September 30, 2022
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(19,343)	$(19,343)
	Amortization of reacquired franchise agreements	-	(7,056)	-	(7,056)
	Long-term incentive compensation	-	-	(4,877)	(4,877)
	Direct costs related to COVID-19	(310)	(988)	(89)	(1,387)
	Medicare cap sequestration adjustment	(138)	-	-	(138)
	Pretax impact on earnings	(448)	(8,044)	(24,309)	(32,801)
	Excess tax benefits on stock compensation	-	-	4,390	4,390
	Income tax benefit on the above	114	2,131	3,678	5,923
	After-tax impact on earnings	$(334)	$(5,913)	$(16,241)	$(22,488)

(c)

VITAS has 11 large (greater than 450 ADC), 18 medium (greater than 200 but less than 450 ADC) and 21 small (less than 200 ADC) hospice programs.  Of Vitas' 30 Medicare provider numbers, for the current cap year, 25 provider numbers have a Medicare cap cushion of greater than 10%, two provider numbers have a Medicare cap cushion between 5% and 10%, one provider number has a Medicare cap cusion between 0% and 5% and two provider numbers have a Medicare cap liability.